[SPECIMEM OF COMMON STOCK CERTIFICATE]

                   [LOGO OF CADAPULT GRAPHIC SYSTEMS, INC.]

      NUMBER                                                     SHARES
CGS

                        CADAPULT GRAPHIC SYSTEMS, INC.
             INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
                                 COMMON STOCK

                                                           SEE REVERSE FOR
                                                         CERTAIN DEFINITIONS

                                                    CUSIP

This Certifies that



is the owner of


  FULLY PAID AND NON-ASSESSABLE SHARES OF THE PAR VALUE OF $.001 EACH OF THE
                               COMMON STOCK OF

=======================CADAPULT GRAPHIC SYSTEMS, INC.========================

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

      Witness the seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

                           COUNTERSIGNED AND REGISTERED:
                                   CONTINENTAL STOCK TRANSFER & TRUST COMPANY
                           BY                    TRANSFER AGENT AND REGISTRAR

                              [corporate seal]

                                                      AUTHORIZED SIGNATURE


               SECRETARY                              PRESIDENT AND CHAIRMAN

      The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common
TEN ENT - as tenants by the entireties
JT TEN  - as joint tenants with right of survivorship
          and not as tenants in common
UNIF GIFT MIN ACT-_________Custodian___________
                   (Cust)             (Minor)
                  under Uniform Gifts to Minors
                  Act_______________
                       (State)

   Additional abbreviations may also be used though not in the above list.

                        Cadapult Graphic Systems, Inc.

      The corporation is authorized to issue more than one class or series of stock. The corporation will provide without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

      For value received, ________ hereby sell, assign and transfer unto

      PLEASE INSERT SOCIAL SECURITY OR OTHER
      IDENTIFYING NUMBER OF ASSIGNEE

      _______________________________


___________________________________________________________________________
PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF
ASSIGNEE
___________________________________________________________________________
___________________________________________________________________________
___________________________________________________________________.  Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
_______________________________ Attorney to transfer the said stock on the books of the within name Corporation with full power of substitution in the premises.

Dated,______________________

                              _______________________________________________
                              Notice: The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular, without alterations or enlargement or any change whatever.

Signature(s) Guaranteed:

__________________________________________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15